SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): July 27, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On July 27, 2000, AmeriServe Food Distribution, Inc. announced that AmeriServe and its DIP lenders have agreed on an extension of the maturity date of the DIP financing facility to and including September 28, 2000.

Also on July 27, 2000, AmeriServe announced that the United States Bankruptcy Court in Wilmington, Del., has approved the sale of AmeriServe's Equipment Division assets, subject to the entry of a Sale Order by the Court, to North Texas Opportunity Fund LP, for $26 million. North Texas was the successful bidder at the auction conducted by AmeriServe. The approved sale is scheduled to close on or before Aug. 15, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibits 99.9 and 99.10 --  Press Releases dated July 27, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                 NEBCO EVANS HOLDING COMPANY


                                 By: /s/ Kevin J. Rogan
                                    --------------------------------------------
                                    Name:   Kevin J. Rogan
                                    Title:  Vice President and Secretary


Date: July 28, 2000